The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $34,195
Janus Government Money Market Fund $4,541
Janus Tax-Exempt Money Market Fund $1,541

Institutional Class
Janus Money Market Fund $133,086
Janus Government Money Market Fund $14,793
Janus Tax-Exempt Money Market Fund $850

Service Class
Janus Money Market Fund $589
Janus Government Money Market Fund $3,485
Janus Tax-Exempt Money Market Fund $2

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1
Janus Government Money Market Fund $1
Janus Tax-Exempt Money Market Fund $0
Janus Mid Cap Value Fund $273,351
Janus Small Cap Value Fund $218,723

Institutional Class
Janus Money Market Fund $3
Janus Government Money Market Fund $1
Janus Tax-Exempt Money Market Fund $0
Janus Mid Cap Value Fund $41,556
Janus Small Cap Value Fund $207,212

Service Class
Janus Money Market Fund $0
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Class
Janus Money Market Fund $0.0238
Janus Government Money Market Fund $0.0232
Janus Tax-Exempt Money Market Fund $0.0162

Institutional Class
Janus Money Market Fund $0.0280
Janus Government Money Market Fund $0.0277
Janus Tax-Exempt Money Market Fund $0.0204

Service Class
Janus Money Market Fund $0.0255
Janus Government Money Market Fund $0.0252
Janus Tax-Exempt Money Market Fund $0.0179

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $0.0000
Janus Government Money Market Fund $0.0000
Janus Tax-Exempt Money Market Fund $0.0000
Janus Mid Cap Value Fund $1.9299
Janus Small Cap Vaue Fund $4.9573

Institutional Class
Janus Money Market Fund $0.0000
Janus Government Money Market Fund $0.0000
Janus Tax-Exempt Money Market Fund $0.0000
Janus Mid Cap Value Fund $1.9299
Janus Small Cap Value Fund $4.9573

Service Class
Janus Money Market Fund $0.0000
Janus Government Money Market Fund $0.0000
Janus Tax-Exempt Money Market Fund $0.0000

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund - $1,360,996
Janus Government Money Market Fund - $186,361
Janus Tax-Exempt Money Market Fund - $85,808

Institutional Class
Janus Money Market Fund - $3,638,018
Janus Government Money Market Fund - $517,650
Janus Tax-Exempt Money Market Fund - $2,004

Service Class
Janus Money Market Fund - $26,849
Janus Government Money Market Fund - $129,083
Janus Tax-Exempt Money Market Fund - $10

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Institutional Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Service Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00